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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Mitcham Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MITCHAM INDUSTRIES, INC.
8141 SH 75 South
P.O. Box 1175
Huntsville, Texas 77342

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held September 1, 2004

To our Shareholders:

     We will hold the Annual Meeting of Shareholders of Mitcham Industries, Inc., a Texas corporation, on September 1, 2004, at the Houston Marriott North, 225 North Sam Houston Parkway East, Houston, Texas at 10:00 a.m., local time, for the following purposes:

     1. The election of five individuals to serve on our Board of Directors until the next annual meeting of shareholders or until their respective successors are elected and qualified.

     2. To amend and restate our 1998 Stock Awards Plan to (i) increase the aggregate number of shares of Common Stock authorized and reserved for option and other stock awards under such plan by 400,000, (ii) allow grants of awards to directors and to consultants (in addition to employees), and (iii) allow the Compensation Committee greater flexibility in determining to what extent granted awards will terminate after an employee, director or consultant leaves his employment, directorship or consultancy, as applicable.

     3. To ratify the selection of the Audit Committee of our Board of Directors of Hein & Associates LLP as our independent auditors for the fiscal year ending January 31, 2005.

     4. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

     Our Board of Directors has established the close of business on July 9, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders to be held September 1, 2004, and any adjournment or postponement thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF SHAREHOLDERS, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.

Sincerely, Billy F. Mitcham, Jr. President and Chief Executive Officer

July 26, 2004

_______________________________________________

MITCHAM INDUSTRIES, INC.
8141 SH 75 South
P.O. Box 1175
Huntsville, Texas 77342

_______________________________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To be Held September 1, 2004

__________________________________________

SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mitcham Industries, Inc., a Texas corporation, of proxies from the holders of record of our common stock, par value $.01 per share (“Common Stock”), at the close of business on July 9, 2004, for use in voting at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Houston Marriott North, 225 North Sam Houston Parkway East, Houston, Texas at 10:00 a.m., local time, on September 1, 2004, and any adjournment or postponement thereof.

     This Proxy Statement, the attached proxy card and our Annual Report for the fiscal year ended January 31, 2004 are being mailed together on or about July 26, 2004, to each of our shareholders entitled to notice of and to vote at the Annual Meeting. Our principal place of business is located at 8141 SH 75 South, P.O. Box 1175, Huntsville, Texas 77342.

     Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (i) the election of each of the five individuals nominated for election as directors; (ii) the amendment and restatement of our 1998 Stock Awards Plan; (iii) the ratification of the selection of Hein & Associates LLP as our independent auditors for the fiscal year ending January 31, 2005; and (iv) as recommended by our Board of Directors with regard to any other matters, or if no recommendation is given, at the discretion of the appointed proxies.

     Any proxy given on the enclosed proxy card may be revoked by the applicable shareholder at any time before it is voted by (i) providing us with a written revocation notice or another proxy card or other form of proxy bearing a later date (in each case, delivered to our principal place of business at 8141 SH 75 South, P.O. Box 1175, Huntsville, Texas 77342, marked “Proxy Information Enclosed, Attention: Corporate Secretary”) or (ii) by attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a completed and delivered proxy card.

     The solicitation of proxies will be conducted by mail and we will bear all costs associated with such solicitation, which we anticipate will cost approximately $10,000. In addition to the direct expenses of preparing and mailing the solicitation materials in connection with the Annual Meeting, we will reimburse brokerage houses, custodians, nominees and fiduciaries for all reasonable out-of-pocket expenses incurred in connection with the forwarding of our solicitation materials to the beneficial owners of Common Stock. In addition, we may conduct further solicitations of proxies in person or by telephone through our directors, officers and employees, none of whom will receive any additional salary or compensation for assisting in the solicitation of proxies.

VOTING OF SECURITIES

     Our Board of Directors has fixed the close of business on July 9, 2004, as the record date for determining the holders of shares of Common Stock entitled to notice of and to vote at the Annual Meeting. As of the close of business on July 9, 2004, there were 8,787,994 issued and outstanding shares of Common Stock, each of which is entitled to one vote on each item of business to be conducted at the Annual Meeting.

     Our Second Amended and Restated Bylaws provide that the presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business. Assuming such a majority is present, the election of directors will require a plurality of the votes cast at the Annual Meeting. The approval of the amendment and restatement of our 1998 Stock Awards Plan and the ratification of the selected independent auditors will require the affirmative vote of a majority of the total shares of Common Stock voting for or against or expressly abstaining at the Annual Meeting.

     All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate votes for and against, abstentions and broker non-votes. Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee. A broker non-vote occurs if a broker or other nominee holding shares of Common Stock for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary authority to vote the applicable shares of Common Stock and has not received instructions from the beneficial owner with respect to how to vote such shares of Common Stock on the particular item of business. Abstentions from any item of business other than the election of directors will have the same legal effect as a vote against the applicable proposal, but a broker non-vote will not be counted for purposes of determining whether a majority vote is achieved with respect to the amendment and restatement of our 1998 Stock Awards Plan, the ratification of the selected independent auditors or any other item of business properly coming before the Annual Meeting.

     For a period of 10 days prior to the Annual Meeting, a list of the shareholders entitled to vote at the Annual Meeting will be available for inspection during normal business hours at our principal place of business, which is located at 8141 SH 75 South, P.O. Box 1175, Huntsville, Texas 77342.

PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
OF MANAGEMENT

     Principal Holders of Securities. The following table sets forth the beneficial ownership of the outstanding shares of Common Stock as of July 9, 2004, with respect to each person we know to be the beneficial owner of 5% or more of the outstanding shares of Common Stock. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise indicated in the footnotes below the table.

	Common Stock
Name and Address	Beneficially Owned
of Beneficial Owner	Number of Shares	Percent of Class
Billy F. Mitcham, Jr.
P. O. Box 1175
Huntsville, Texas 77342	713,800(1)	7.9%

R. Chaney & Partners IV L.P.
909 Fannin, Suite 1275
Two Houston Center
Houston, Texas 77010	804,800(2)	9.2%

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401	555,300(3)	6.3%

Stuart Sternberg
c/o Spear Leeds & Kellogg
120 Broadway
New York, New York 10271	874,500(4)	10.0%

First Wilshire Securities Management, Inc.
600 South Lake Street, Suite 100
Pasadena, California 91106	923,120(5)	10.6%

(1)	Includes 293,000 shares of Common Stock owned directly by Billy F. Mitcham, Jr. and an aggregate of 134,634 shares owned by Billy F. Mitcham, Sr. (77,040 shares) and Mr. Mitcham, Jr.’s children (57,594 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options, and options that will become exercisable within 60 days of July 9, 2004, to purchase an aggregate of 286,166 shares of Common Stock.

(2)	As of March 3, 2004, based upon information contained in a Form 4, dated March 4, 2004, filed jointly by R. Chaney & Partners IV L.P. (“Fund IV”) and R. Chaney & Partners III L.P. (“Fund III”) with the United States Securities and Exchange Commission (the “SEC”).

(3)	As of December 31, 2003, based upon information contained in a Schedule 13G/A, dated February 6, 2004, filed with the SEC by Dimensional Fund Advisors, Inc. (“Dimensional”). All securities reported in the Schedule 13G/A filed by Dimensional are owned by certain of its clients, none of which is known by Dimensional to own more than 5% of the outstanding shares of Common Stock.

(4)	As of January 28, 2004, based upon information contained in a Form 4, dated February 2, 2004, filed with the SEC by Stuart Sternberg.

(5)	As of April 30, 2004, based upon information contained in two Forms 3, each dated May 3, 2004, filed with the SEC by First Wilshire Securities Management, Inc.

     Security Ownership of Management. The following table sets forth the beneficial ownership of Common Stock as of July 9, 2004, by (i) each executive officer whose total annual salary and bonus exceeded $100,000 in the fiscal year ended January 31, 2004; (ii) each director and nominee; and (iii) all directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise indicated in the footnotes below the table.

	Common Stock
	Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent of Class
Billy F. Mitcham, Jr.	713,800(1)	7.9%
P. Blake Dupuis	185,000(2)	2.1%
Christopher C. Siffert	81,666(3)	*
Paul Guy Rogers	34,998(4)	*
R. Dean Lewis	92,000(5)	1.0%
John F. Schwalbe	94,000(5)	1.1%
Peter H. Blum	324,879(6)	3.7%
Robert P. Capps	0
All directors and executive officers as a group
(8 persons)	1,526,343(7)	15.8%

*Less than 1%

(1)	Includes 293,000 shares of Common Stock owned directly by Billy F. Mitcham, Jr. and an aggregate of 134,634 shares owned by Billy F. Mitcham, Sr. (77,040 shares) and Mr. Mitcham Jr.’s children (57,594 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options, and options that will become exercisable within 60 days of July 9, 2004, to purchase an aggregate of 286,166 shares of Common Stock.

(2)	Includes shares underlying currently exercisable options to purchase an aggregate of 175,000 shares of Common Stock.

(3)	Includes shares underlying currently exercisable options, and options that will become exercisable within 60 days of July 9, 2004, to purchase an aggregate of 74,166 shares of Common Stock.

(4)	Includes shares underlying currently exercisable options, and options that will become exercisable within 60 days of July 9, 2004, to purchase an aggregate of 27,498 shares of Common Stock.

(5)	Represents shares underlying currently exercisable options, and options that will become exercisable within 60 days of July 9, 2004.

(6)	Includes shares underlying currently exercisable options, and options that will become exercisable within 60 days of July 9, 2004, to purchase an aggregate of 80,000 shares of Common Stock, 22,624 shares underlying currently exercisable warrants, 2,000 shares owned by Mr. Blum’s spouse’s IRA, and 3,500 shares owned by Mr. Blum’s minor son.

(7)	Includes: (a) shares underlying currently exercisable options and warrants, and options that will become exercisable within 60 days of July 9, 2004, to purchase an aggregate of 851,454 shares of Common Stock, as follows: the 286,166 shares referred to in footnote (1) above, and an aggregate of 565,288 shares attributable to P. Blake Dupuis (175,000 shares), Christopher C. Siffert (74,166 shares), Paul Guy Rogers (27,498 shares), R. Dean Lewis (92,000 shares), John F. Schwalbe (94,000 shares) and Peter H. Blum (80,000 shares — options; and 22,624 shares — warrants).

PROPOSAL 1
ELECTION OF DIRECTORS

     Five individuals will be elected at the Annual Meeting to serve as directors until the next annual meeting or until their respective successors are elected and qualified. Shares or proxies may not be voted for more than five director nominees. All of the director nominees are currently serving on our Board of Directors.

     Mr. P. Blake Dupuis, a member of our Board of Directors since 2000, resigned as a director effective as of May 12, 2004. See “Certain Transactions and Relationships — Resignation of P. Blake Dupuis.” On July 8, 2004, the remaining members of the Board of Directors elected Mr. Robert P. Capps to fill the vacancy resulting from Mr. Dupuis’ resignation.

     The persons appointed as proxies in the enclosed proxy card will vote such proxy “FOR” the persons nominated for election to our Board of Directors, except to the extent authority to vote is expressly withheld with respect to one or more nominees. If any nominee is unable to serve as a director for any reason, all shares represented by proxies pursuant to the enclosed proxy card, absent contrary instructions, will be voted for any substitute nominee designated by our Board of Directors.

     Our Board of Directors recommends a vote “FOR” the election of each of the director nominees identified below.

     Information About Nominees for Director and Executive Officers. The following table sets forth the names and ages of our current directors, each of whom is a director nominee, and our executive officers. Our directors are elected annually and serve one-year terms and until their successors are elected. Our executive officers are elected annually by the Board of Directors and serve one-year terms or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of our directors and executive officers. In addition, there are no arrangements or understandings between any of our executive officers and any other person pursuant to which any person was selected as an executive officer.

Name	Age	Positions Held	Director Since

Billy F. Mitcham, Jr.	56	President and Chief Executive Officer	1987

Peter H. Blum	47	Non-Executive Chairman of the Board	2000

R. Dean Lewis	60	Director	1995

John F. Schwalbe	59	Director	1994

Robert P. Capps	50	Director	2004

Christopher C. Siffert	36	Vice President and Corporate Controller	N/A

Paul Guy Rogers	54	Vice President of Business Development	N/A

Business Experience of Our Directors and Executive Officers

     Billy F. Mitcham, Jr. is President and Chief Executive Officer. Mr. Mitcham has more than 25 years of experience in the geophysical industry. From 1979 to 1987, he served in various management capacities with Mitcham Associates, an unrelated equipment leasing company. From 1975 to 1979, Mr. Mitcham served in various capacities with Halliburton Services, primarily in oilfield services.

     Peter H. Blum was elected Non-Executive Chairman of the Board on July 8, 2004. Mr. Blum is Senior Managing Director of Ladenberg Thalmann & Co., Inc. Since November 1998, Mr. Blum has been President of Bear Ridge Capital, L.L.C., a private investment banking firm. From June 1998 until March 2003, Mr. Blum served as Director, and from September 2001 until March 2003, as Executive Vice President, of Mallon Resources Corporation, an oil and gas exploration and production company that merged with Black Hills Corporation on March 10, 2003. Prior to 1998, Mr. Blum was a senior investment banker with various Wall Street firms. Mr. Blum started his career with Arthur Young & Co. and is a Certified Public Accountant.

     R. Dean Lewis is the Dean of the Business School at Sam Houston State University and has served in this capacity since October 1995. From 1987 to October 1995, Dr. Lewis was the Associate Dean and Professor of Marketing at Sam Houston State University. Prior to 1987, Dr. Lewis held a number of executive positions in the banking and finance industries.

     John F. Schwalbe has been a Certified Public Accountant in private practice since 1978, with primary emphasis on tax planning, consultation and compliance.

     Robert P. Capps has been the Executive Vice President and Chief Financial Officer of TeraForce Technology Corporation, a publicly-held provider of defense electronics products, since July 1999. From 1996 to 1999, Mr. Capps was Executive Vice President and Chief Financial Officer of Dynamex Inc., a NASDAQ-listed supplier of same-day transportation services. Prior to his employment with Dynamex, Mr. Capps was Executive Vice President and Chief Financial Officer of Hadson Corporation, a NYSE-listed energy company. Mr. Capps is a Certified Public Accountant and was formerly with Arthur Young & Co. Mr. Capps holds a Bachelor of Accountancy degree form the University of Oklahoma.

     Christopher C. Siffert is a Vice President and our Corporate Controller. From November 1994 to January 1998, Mr. Siffert served as Internal Audit Manager for Houston Cellular Telephone Company and from July 1990 to November 1994 he was employed by Arthur Andersen LLP as a Senior Audit Supervisor. Mr. Siffert is a Certified Public Accountant.

     Paul Guy Rogers is Vice President of Business Development. Mr. Rogers has 10 years experience in the geophysical industry. Prior to joining Mitcham, Mr. Rogers was employed by Geo Space LP, a worldwide manufacturer of geophysical equipment, with responsibilities for sales in the United States and Latin America.

Determination of Director Independence

     Our Board of Directors has determined that each of John F. Schwalbe, R. Dean Lewis, Robert P. Capps and Peter H. Blum is an independent director, as that term is defined in the listing standards of The NASDAQ Stock Market, Inc. (the “Listing Standards”). Messrs. Schwalbe, Lewis, Capps and Blum constitute a majority of the members of our Board of Directors.

Attendance at Board and Committee Meetings

     During the fiscal year ended January 31, 2004, our Board of Directors held four meetings. Each individual serving as a director during such period attended all meetings of the Board and all meetings of the committees on which such individual served.

     We have a policy to encourage our directors to attend the annual meetings of our shareholders. All nominees who are currently serving as directors attended the annual meeting of shareholders in July 2003, other than Mr. Capps, who was not a member of the Board of Directors at the time of the meeting.

Committees of the Board of Directors

     As of the date of this proxy statement, our Board of Directors has standing Audit, Compensation and Nominating Committees.

     Audit Committee

     During the fiscal year ended January 31, 2004, the Audit Committee, which was comprised of Messrs. Schwalbe (Chairman), Lewis and Blum during such period, held five meetings. On July 8, 2004, Mr. Blum resigned as a member of the Audit Committee in connection with his election as Non-Executive Chairman of the Board, and Robert P. Capps replaced Mr. Blum on the Audit Committee as of such date. Our Board of Directors has determined that each of Messrs. Schwalbe, Lewis and Capps is an independent director, as that term is defined in Rule 4350 of the Nasdaq Marketplace Rules, and meets the criteria for independence set forth in Rule 10A-3 promulgated under the Exchange Act. In addition, our Board of Directors has determined that Mr. Schwalbe has the financial experience required by the Nasdaq Marketplace Rules and is an “audit committee financial expert” as defined by applicable SEC regulations.

     Compensation Committee

     During the fiscal year ended January 31, 2004, the Compensation Committee held two meetings. The Compensation Committee currently consists of Messrs. Schwalbe, Lewis and Blum (Chairman). The functions of the Compensation Committee are to: (1) review our general compensation strategy; (2) recommend the salaries and bonuses of our executive officers; and (3) review and administer our stock option plans. For more information regarding the Compensation Committee, see “Compensation Committee Report on Executive Compensation.”

     Nominating Committee

     The Nominating Committee, which was designated by our Board of Directors on January 15, 2004, did not hold any meetings during the fiscal year ended January 31, 2004. The Nominating Committee currently consists of Messrs. Schwalbe, Lewis and Blum (Chairman).

     The Nominating Committee will accept for consideration shareholders’ nominations for directors if made in writing. The nominee’s written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper assessments as to his or her qualifications. Nominations must be addressed to the Secretary at the address appearing on the first page of this Proxy Statement. The Nominating Committee may also conduct its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the members of the Nominating Committee. Irrespective of how a candidate may be brought to the Nominating Committee’s attention, at the appropriate time, qualified candidates may be asked to conduct one or more personal interviews with appropriate members of our Board of Directors.

Chosen candidates are extended an invitation to join the Board of Directors and, if the candidate accepts, is formally nominated.

     Our Board of Directors has empowered the Nominating Committee to develop and maintain criteria and procedures for the identification and recruitment of candidates for election to serve as directors, including consideration of the performance of incumbent directors in determining whether to nominate them for reelection. The Nominating Committee is directed to make appropriate recommendations to our Board of Directors with respect to individuals to be included among management’s nominees, and, as appropriate, to our shareholders with respect to the election of directors. The Nominating Committee does not have a charter beyond the resolution adopted by our Board of Directors granting to the Nominating Committee the duties and powers described above, although consideration is being given to developing such a charter. The Nominating Committee has not specified criteria for persons to be recommended to our Board of Directors as nominees. The Nominating Committee would consider nominees proposed by shareholders, but has not specified any guidelines or policies for such consideration.

     Our Board of Directors has not adopted a set of corporate governance guidelines establishing general principles with respect to, among other things, director qualifications and responsibility or term limits for service as a director. In general, it is expected that each director will have the highest personal and professional ethics, integrity and values and will consistently exercise sound and objective business judgment. In addition, it is expected that our Board of Directors as a whole will be made up of individuals with significant senior management and leadership experience, a long-term and strategic perspective and the ability to advance constructive debate.

Shareholder Communication with Our Board of Directors

     Any shareholder who wishes to speak with our Board of Directors or specified individual directors, may do so by contacting the Secretary at the address appearing on the first page of this proxy statement or via e-mail through our website at www.mitchamindustries.com. Each such communication shall (i) identify the applicable shareholder(s), (ii) identify the applicable director(s) and (iii) contain the information necessary to enable such director(s) to contact such shareholder(s). The Secretary will relay such information to the applicable director(s) and request that the shareholder be contacted as soon as possible.

Independence of Non-Employee Directors

     The Board of Directors has determined that all of its non-employee directors are “independent directors,” as defined in the Listing Standards.

Code of Ethics

     Our Board of Directors has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and our Corporate Controller, to ensure that our business is conducted in a legal and ethical manner. Copies of the Code of Ethics may be obtained without charge by contacting our Secretary by mail at Mitcham Industries, Inc., 8141 SH 75 South, P.O. Box 1175, Huntsville, Texas 77342, Attention: Secretary, or by telephone (936) 291-2277. The Audit Committee has adopted separate policies and procedures for handling reports of suspected wrongdoing related to accounting and audit matters.

Compensation of Directors

     Cash Compensation

     We pay each of our non-employee directors an annual fee of $25,000 for their services as directors, and our Non-Executive Chairman of the Board receives an additional annual fee of $25,000. Members of the Audit Committee and the Compensation Committee receive an additional annual fee of $5,000 and $2,000, respectively, for their service on such committees. The Chairman of the Audit Committee and the Chairman of the Compensation Committee receive an additional annual fee of $3,000 and $2,000, respectively, for their service in such capacity. Additionally, we reimburse all of our directors for their reasonable out-of-pocket expenses incurred in connection with their attendance at board and committee meetings.

     Stock Options

     In addition to cash compensation, our non-employee directors are eligible, at the discretion of our full Board of Directors, to receive discretionary grants of stock options under our stock option plans. For the fiscal year ending January 31, 2004, each of our non-employee directors was awarded options to purchase 30,000 shares of Common Stock, which options vested in full on July 17, 2004 (the first anniversary of the grant date).

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is now, or at any time has been, employed by or served as an officer of Mitcham or any of its subsidiaries or had any substantial business dealings with Mitcham or any of its subsidiaries. No executive officer of Mitcham is now, or at any time has been, a member of the compensation committee or board of directors of another entity, one of whose executive officers has been a member of the Compensation Committee or the Board of Directors.

EXECUTIVE COMPENSATION

     The following table shows all compensation earned for services rendered during the fiscal years ended January 31, 2002, 2003 and 2004 by our Chief Executive Officer and each of our other executive officers (collectively, the “Named Executives”).

	Annual Compensation			Long Term Compensation

	Fiscal Year			Restricted	Shares
Name and	Ended			Stock	Underlying
Principal Position	January 31,	Salary ($)	Bonus ($)	Award(s) ($)(1)	Options (#)
Billy F. Mitcham, Jr.
Chairman of the Board,	2004	253,223	0	34,020	30,000
President and Chief	2003	245,931	0	0	85,000
Executive Officer	2002	228,098	20,000	0	80,000

P. Blake Dupuis
Chief Operating Officer	2004	192,707	0	22,680	20,000
and Chief Financial	2003	160,833	0	0	45,000
Officer	2002	144,295	15,000	0	30,000

Christopher C. Siffert	2004	111,207	0	14,175	12,500
Vice President —	2003	100,417	0	0	15,000
Corporate Controller	2002	95,779	10,000	0	15,000

Paul Guy Rogers(2)	2004	122,919	0	14,175	12,500
Vice President —	2003	110,607	0	0	20,000
Business Development	2002	27,397	5,000	0	10,000

(1)	The value of each restricted stock award was determined by multiplying the closing price of the Common Stock as of the date of grant, July 17, 2003 in all instances, by the number of shares awarded to the particular Named Executives (18,000 shares for Mr. Mitcham; 12,000 shares for Mr. Dupuis; and 7,500 shares for each of Messrs. Siffert and Rogers) and then subtracting the consideration paid by the Named Executives for such shares ($0.01 per share in all instances). The forfeiture provisions relating to the shares of restricted stock expire ratably over a period of three years). As of January 30, 2004, the last trading day of the fiscal year ended January 31, 2004, and using the fair market value of the Common Stock as of such date (closing price of $3.73), the number and value of aggregate restricted stock award holdings were as follows: 18,000 shares ($67,140) by Mr. Mitcham; 12,000 shares ($44,760) by Mr. Dupuis; and 7,500 shares ($27,975) for each of Messrs. Siffert and Rogers).

(2)	Mr. Rogers joined us on October 23, 2001.

     Option Grants in Last Fiscal Year. The following table sets forth information concerning stock option grants made in the fiscal year ended January 31, 2004 to the Named Executives. There were no grants of stock appreciation rights to the Named Executives during the fiscal year ended January 31, 2004.

	Individual Grants
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term(2)
Name	(#)(1)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
Billy F. Mitcham, Jr.	30,000	32.43	1.90	07/17/13	35,847	90,843
P. Blake Dupuis	20,000	21.62	1.90	07/17/13	23,898	60,562
Christopher C. Siffert	12,500	13.51	1.90	07/17/13	14,936	37,851
Paul Guy Rogers	12,500	13.51	1.90	07/17/13	14,936	37,851

(1)	The options terminate on the earlier of their expiration date, 10 years after grant or three months after termination of employment, subject to certain exceptions. The options become exercisable in three equal annual installments beginning one year after the grant date, but vesting may be accelerated on the consummation of a specified change of control.

(2)	The indicated 5% and 10% rates of appreciation are provided to comply with SEC regulations and do not necessarily reflect our views as to the likely trend in our stock price. Actual gains, if any, on stock option exercises and the sale of Common Stock holdings will depend on, among other things, the future performance of our Common Stock and overall stock market conditions.

(3)	The vesting dates of the 20,000 options granted to Mr. Dupuis during the fiscal year ended January 31, 2004, were accelerated in connection with his resignation. See “Certain Transactions and Relationships — Resignation of P. Blake Dupuis.”

     Option Exercises and Year-End Option Values. The following table provides information as to options exercised by the Named Executives in the 2004 fiscal year and year-end value of unexercised options held by the Named Executives.

     Aggregate Option Exercises in 2004 Fiscal Year and January 31, 2004 Option Values

			Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
			January 31,	January 31,
			2004 (#)	2004 ($)
	Shares Acquired	Value	Exercisable/	Exercisable/
Name	On Exercise (#)	Realized ($)	Unexercisable	Unexercisable(1)
Billy F. Mitcham, Jr.	0	0	266,915 / 113,335	61,284 / 153,501
P. Blake Dupuis	0	0	150,500 / 60,000	27,885 / 88,800
Christopher C. Siffert	0	0	60,000 / 27,500	10,400 / 40,275
Paul Guy Rogers	0	0	16,666 / 25,834	11,599 / 46,076

(1)	Value is based on the $3.73 per share closing price of Common Stock on January 30, 2004, the last day of trading prior to the end of the fiscal year, less the exercise price.

     Employment Agreement. In January 1997, we entered into an employment agreement with Billy F. Mitcham, Jr., our President and Chief Executive Officer. The term of the agreement, which was originally for a period of five years, is automatically extended for successive one-year periods unless either party gives written notice of termination at least 30 days prior to the end of the then-current term. The agreement provides for an annual salary and a bonus at the discretion of our Board of Directors.

     Mr. Mitcham’s employment agreement may be terminated prior to the end of any extension period: upon his death; if it is determined that he has become disabled (as defined in the agreement); if he provides three months prior notice of his desire to resign; or if we provide him with notice of termination without cause (as defined in the agreement). In addition, Mr. Mitcham’s employment agreement may be terminated before the end of the then-current term if our Board of Directors determines that he has: breached the agreement in any material respect; misappropriated a material business opportunity available to us; engaged in fraud or dishonesty with respect to our business; or been convicted of, or indicted for, any felony criminal offense or any crime punishable by imprisonment. If Mr. Mitcham terminates his employment within 60 days following (i) a material reduction in his duties and responsibilities occurring without his consent or (ii) a reduction in, or our failure to pay when due, any portion of his salary, Mr. Mitcham will be entitled to payments equal to $450,000, payable ratably over the 24 months following his termination of his employment.

     For a period of two years after the termination of the agreement, Mr. Mitcham is prohibited from engaging in any business activities which are competitive with our business and from diverting any of our customers to a competitor. We have not entered into employment agreements with any of our other executive officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Our executive compensation program is designed to attract, motivate and retain talented management personnel and to reward management for our successful financial performance and for increasing shareholder value. Our executive compensation has three components: base salaries, annual performance bonuses and long-term incentive stock-based awards.

     Base Salaries. We determine the salary ranges for our executive officers based upon their responsibilities and the salary levels of similarly positioned officers in comparable companies. Our philosophy has been to establish base salaries in the median area of the range of such salaries at comparable companies, because we consider long-term stock-based compensation to be more important than annual base salaries in aligning the executive’s financial rewards to the shareholders’ financial interests for the long term. The Compensation Committee’s practice has been to review the base salaries of our officers at the regular July meeting of the Board of Directors. At our July 2003 meeting, we determined not to increase Mr. Mitcham’s base salary of $250,000. We also determined not to increase the base salary of any other Named Executive, except for Mr. Rogers, whose base salary was increased by 9%.

     Annual Performance Bonuses. Annual bonuses are awarded using a qualitative analysis. In making our determination of whether to award an annual bonus and the amount of the bonus, we consider several factors, including our financial performance in relation to planned expectations and level of responsibility or duties, successful completion of particular projects or acquisition and implementation of new technical knowledge. For fiscal 2004, we determined that uncertain future industry condition precluded us from granting discretionary bonus awards.

     Long-Term Stock-Based Compensation. We believe that a substantial percentage of executive compensation should be tied to equity-based plans and thereby directly related to improvement in shareholder value over the long term. In determining stock-based compensation, we make a subjective determination based on the same factors as we do in determining bonuses. For fiscal 2004, we approved the grant to executive officers of the options and restricted stock shown in the Summary Compensation Table for that fiscal year, which vest ratably over three years.

The Compensation Committee

John F. Schwalbe
R. Dean Lewis
Peter H. Blum

PERFORMANCE GRAPH — CUMULATIVE TOTAL RETURN

     The following graph compares our Common Stock’s cumulative total return for the period beginning January 31, 1999, through January 31, 2004, to the cumulative total return on (i) the S&P’s Smallcap 600 stock index and (ii) an index of peer companies we selected. The cumulative total return assumes that the value of an investment in our Common Stock and each index was $100 at January 31, 1999, and that all dividends were reinvested.

	1/31/99	1/31/00	1/31/01	1/31/02	1/31/03	1/31/04
Mitcham Industries, Inc.	$100.00	$89.23	$132.31	$104.62	$35.45	$91.82
S&P Smallcap 600	$100.00	$110.31	$132.72	$136.77	$111.77	$165.30
Peer Company Index	$100.00	$109.08	$162.05	$98.25	$45.51	$90.60

     The index of peer companies consists of: Compagnie Generale de Geophysique (NYSE: GGY), Dawson Geophysical Company (NASDAQ: DWSN), Input/Output, Inc. (NYSE: IO), Omni Energy Services Corp. (NASDAQ: OMNI) and Veritas DGC, Inc. (NYSE: VTS).

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Voting Agreement. Effective September 20, 1993, we entered into a Voting Agreement (the “Voting Agreement”) with Billy F. Mitcham, Jr., Billy F. Mitcham, Sr., Paul C. Mitcham and the Mitcham Children’s Trusts. Under the Voting Agreement, Mr. Mitcham, Jr. has the authority to vote all shares of Common Stock held by the parties to the agreement, which, as of July 9, 2004 includes 293,000 shares owned directly by Mr. Mitcham Jr. and an additional 134,634 shares owned by the other parties, representing 3.3% and 1.5%, respectively (for an aggregate of 4.8%), of the shares of Common Stock outstanding on such date. The Voting Agreement will terminate on the first to occur of (i) the agreement of the parties, (ii) the transfer by the parties thereto of their shares or (iii) the expiration of 25 years.

     Resignation of P. Blake Dupuis. P. Blake Dupuis resigned his directorship on May 12, 2004, and resigned as an executive officer and employee effective May 14, 2004. In connection with Mr. Dupuis’ separation from employment, we entered into an agreement with Mr. Dupuis pursuant to which we: (i) paid Mr. Dupuis a severance payment equivalent to three months of his base salary (an aggregate of $47,500); (ii) engaged Mr. Dupuis as a consultant for the period from May 17, 2004 through April 14, 2005, at a cost of $15,833 per month, which is substantially equivalent to his base salary at the time of his resignation; (iii) agreed to pay the continuation coverage premium for Mr. Dupuis and his spouse for the nine-month period from June 1, 2004 through February 28, 2004; and (iv) agreed to pay to Mr. Dupuis, for each of the months of March, April and May 2005, an additional amount of $710.12 per month, which represents the premium cost for group medical coverage for Mr. Dupuis and his spouse under our group medical plan at the time of his resignation. In addition, we: (i) agreed to accelerate the vesting of certain options previously granted to Mr. Dupuis under (a) the 2000 Stock Option Plan (on August 15, 2002, we granted Mr. Dupuis an option to purchase up to 45,000 shares of Common Stock at a purchase price of $1.99 per share, the right to purchase up to 30,000 shares of which had not vested at the time of his resignation) and (b) the 1994 Stock Option Plan (on July 17, 2003, we granted Mr. Dupuis an option to purchase up to 20,000 shares of Common Stock at a purchase price of $1.90 per share, none of which had vested at the time of his resignation), all of which must be exercised, if at all, within 90 days after the date of his resignation; (ii) cancelled all other options granted to Mr. Dupuis prior to the date of his resignation; and (iii) granted Mr. Dupuis an option under the 2000 Plan to purchase up to 110,000 shares of Common Stock at a purchase price of $4.50 per share. In accordance with the terms of the 1998 Stock Awards Plan, all 12,000 shares of restricted stock awarded to Mr. Dupuis prior to his resignation were forfeited as of the date of his resignation.

AUDIT COMMITTEE REPORT

     The primary purpose of the Audit Committee is to assist our Board of Directors in the general oversight of our financial reporting process. The Audit Committee’s purpose is more fully described in its written charter, a copy of which is attached to this Proxy Statement as Exhibit A. The current members of the Audit Committee are Messrs. Schwalbe, Lewis and Capps, all of which have been determined by our Board of Directors to be independent directors for purposes of the Listing Standards.

     Management is responsible for the preparation, presentation and integrity of our financial statements and the internal controls and procedures relating to the reporting process. Our independent auditors, Hein & Associates LLP, are responsible for auditing our consolidated financial statements and expressing an opinion as to the conformity of those financial statements to generally accepted accounting principles.

     In connection with its oversight function, the Audit Committee has:

•	reviewed and discussed our audited financial statements as of and for the year ended January 31, 2004, with our management;

•	discussed with Hein & Associates LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees);

•	considered whether and determined that the provision by Hein & Associates LLP of certain non-audit services during the year ended January 31, 2004 was compatible with maintaining the accountants’ independence (See “Fees and Expenses of Hein & Associates LLP” below); and

•	received the written disclosures and the letter from Hein & Associates LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit

Committee), and has discussed with the accountants of Hein & Associates LLP the accountants’ independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended January 31, 2004.

The Audit Committee

John F. Schwalbe
R. Dean Lewis
Peter H. Blum*

*	Mr. Blum was a member of the Audit Committee at the time this Audit Committee Report was prepared, signed and delivered to the Board of Directors.

PROPOSAL 2
APPROVAL OF THE AMENDMENT AND RESTATEMENT
OF THE 1998 STOCK AWARDS PLAN

     Subject to the approval of the shareholders at the Annual Meeting, the Board of Directors has approved the Amended and Restated 1998 Stock Awards Plan, a copy of which is attached hereto as Exhibit B. The Amended and Restated 1998 Stock Awards Plan amends the 1998 Stock Awards Plan, which was approved by the shareholders on July 9, 1998, in three respects: (i) increases the number of shares reserved for issuance under the plan from 350,000 to 750,000; (ii) allows grants of awards to non-employee directors and consultants and (iii) allows the Compensation Committee greater flexibility in determining to what extent granted awards will terminate after an employee, director or consultant leaves his employment, directorship or consultancy, as applicable. The Board of Directors believes that such amendments to the plan will strengthen our ability to attract, retain and develop top-quality members of our management and will further align the participants’ interests to the profitability of our business.

     A summary of the outstanding options, warrants and rights under our 1994 Stock Option Plan, 1994 Non-Employee Director Stock Option Plan (both of which plans have expired, but both of which have outstanding options that were granted pursuant to them), 1998 Stock Awards Plan and our 2000 Stock Option Plan as of January 31, 2004, as well as the number of securities remaining available for future issuance under the 1998 and 2000 plans as of such date, is included below, at “Securities Authorized for Issuance Under Equity Compensation Plans.”

     The following summary of the provisions of the Amended and Restated 1998 Stock Awards Plan (the “Plan”) is qualified in its entirety by the text of the Plan and shareholders should refer to Exhibit B for a complete statement of its terms and provisions.

Administration

     The Plan will continue to be administered by the Compensation Committee, which will have the power to determine which employees, directors and consultants will receive an award, the time or times when such award will be made, the type of the award and the number of shares of Common Stock to be issued under the award or the value of the award. Only persons who at the time of the award are our employees, directors or consultants or employees of our subsidiaries are eligible to receive awards under the Plan.

Stock Subject to the Plan

     An aggregate of 350,000 shares of Common Stock are currently authorized to be issued under the Plan. The proposed amendment, if approved, would increase the total number of shares available for issuance to 750,000. If awards granted under the Plan expire or otherwise terminate without being exercised (or without becoming vested in the case of restricted stock awards), the Common Stock not earned or purchased under such awards again become available for issuance under the Plan.

Types of Awards

     The Plan provides for the grant of stock options, restricted stock awards, stock appreciation rights, and performance and phantom stock awards. Prior to the grant of any award, the Compensation Committee may establish performance goals that are based on the attainment of specified corporate objectives.

     Options. The Plan provides for two types of options: incentive stock options (ISOs) and nonqualified stock options. The Compensation Committee will designate the key employees, directors and consultants to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the Plan. The term of any option granted under the Plan shall be determined by the Compensation Committee, except that the term of any ISO cannot exceed 10 years from the date of the grant and any ISO granted to an employee who possesses more than 10% of the total combined voting power of the Common Stock will not be exercisable after the expiration of five years from the date of grant. No option may be exercised sooner than six months from the date of grant. The exercise price per share of Common Stock for options granted under the Plan will be determined by the Compensation Committee, except that the exercise price of an ISO cannot be less than the fair market value of a share of Common Stock on the date the option is granted. Further, the exercise price of any ISO granted to an employee who possesses more than 10% of the total combined voting power of the Common Stock must be at least 110% of the fair market value of the share at the time such option is granted. The exercise price of options granted under the Plan will be paid in full in a manner prescribed by the Compensation Committee. The Plan permits holders of options, with approval of the Compensation Committee, to relinquish all or any part of the unexercised portion thereof in exchange for replacement under certain circumstances.

     Restricted Stock Awards. Under a restricted stock award, Common Stock will be issued or delivered to the holder at any time the award is made without any cash payment to us, except to the extent otherwise provided by the Compensation Committee or required by law. Shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares as the Compensation Committee determines in its discretion. The restrictions on disposition may lapse based upon (a) our attainment of specific performance targets established by the Compensation Committee that are based on (i) the price of a share of Common Stock, (ii) our earnings per share, (iii) our revenue, or (iv) our pre-tax cash flow from operations, (b) the grantee’s tenure with us, or (c) a combination of both factors. We will retain custody of the Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. A restricted stock award recipient may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the award recipient of Common Stock pursuant to a restricted share award, except for the foregoing restrictions, such employee will have all the rights of a shareholder with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

     Stock Appreciation Rights. A stock appreciation right permits the holder thereof to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of Common Stock on the exercise date over the stock appreciation rights’ exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option and no stock appreciation right may be exercised sooner than six months from the date of grant. The exercise price of the stock appreciation right may not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted (or 110% of such fair market value if granted in connection with an ISO). A stock appreciation right may be exercised in whole or in such installments and at such time as determined by the Compensation Committee.

     Performance and Phantom Stock Awards. The Plan will permit grants of performance awards and phantom stock awards, which may be paid in cash, Common Stock or a combination thereof, as determined by the Compensation Committee. Performance awards granted under the Plan will have a maximum value established by the Compensation Committee at the time of the grant. A grantee’s receipt of such amount will be contingent upon our satisfaction, or any subsidiary, division or department of future performance conditions established by the Compensation Committee prior to the beginning of the performance period. Such performance awards, however, are subject to later revisions as the Compensation Committee deems appropriate to reflect significant unforeseen events or changes. A performance award will terminate if the grantee’s employment with us terminates during the applicable performance period, except as otherwise provided by the Compensation Committee at the time of grant. Phantom stock awards granted under the Plan are awards of Common Stock or rights to receive amounts equal to stock appreciation over a specified period of time. Such awards vest over a period of time or upon the occurrence of specific events established by the Compensation Committee, without payment of any amounts by the holder thereof (except to the extent required by law) or satisfaction of any performance criteria or objectives. A phantom stock award will terminate if the grantee’s employment with us terminates during the applicable vesting period or, if applicable, the occurrence of a specific event, except as otherwise provided by the Compensation Committee at the time of grant. In determining the value of performance awards or phantom stock awards, the Compensation Committee must take into account the award recipient’s responsibility level, performance, potential, other awards under the Plan, and other such consideration as it deems appropriate. Such payment may be made in a lump sum or in installments as prescribed by the Compensation Committee. Any payment made in Common Stock will be based upon the fair market value of the Common Stock on the payment date.

Change of Control Provisions

     If there is a “Change of Control” (as defined in the Plan), all outstanding awards shall immediately vest and become exercisable or satisfiable, as applicable. The Compensation Committee in its discretion may determine that upon a Change of Control, each award (other than an option) shall terminate within a specified number of days after notice to the holder, and each holder shall receive cash in the amount equal to the excess of the “Change of Control Value”, as defined in the Plan. With respect to options, the Compensation Committee may effect any one of the following alternatives: (i) determine a limited period of time on or before a specified date (before or after the change in control) after which the specified date all unexercised options shall terminate, (ii) require the mandatory surrender by the holders of some or all of the outstanding options held by the holders as of the date of the Change of Control specified by the Compensation Committee, in which case the options shall be canceled and we shall pay the excess of the Change of Control Value of the share subject to such option over the exercise prices under such options for such shares, (iii) make such adjustments to options then outstanding as the Compensation Committee deems appropriate to reflect such Change of Control, or (iv) provided that thereafter upon any exercise of an option the holder shall be entitled to purchase under such option, in lieu of the number of shares of stock then covered by such option the number and class of shares stock or other securities or property to which the holder would have been entitled under the agreement of merger, consolidation, or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the holder has been the holder of record of the number of shares of stock then covered by such option.

Federal Income Tax Consequences

     Nonqualified Stock Options. Nonqualified stock options granted under the Plan are not taxable to an optionee when granted but result in taxation at exercise, at which time the optionee will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. We will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

     Incentive Stock Options. An employee will generally not recognize income on receipt or exercise of an incentive stock option (“ISO”) so long as he or she has been our employee or an employee of one of our subsidiaries from the date the option was granted until three months before the date of exercise; however, the amount by which the fair market value of the stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the stock received on exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, we may not deduct any amount in connection with the ISO.

     In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the exercise price. In either event, we will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

     Restricted Stock. The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will be includible in the employee’s gross income at receipt unless the property is subject to a substantial risk of forfeiture (and is either nontransferable or after transfer remains subject to such risk of forfeiture). In this case, taxation will be deferred until the first taxable year the stock is no longer subject to substantial risk of forfeiture. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, we will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year the employee includes the compensation in income.

     Stock Appreciation Rights. There are no immediate tax consequences to an employee when a stock appreciation right is granted. When an employee exercises the right to the appreciation in fair market value of stock represented by a stock appreciation right, payments made, whether in cash or stock, are includible in the employee’s gross income. We will be entitled to deduct the same amount as a business expense at the time. When payments are made in stock, the includible amount and corresponding deduction are equal to the fair market value of the stock on the date of exercise.

     Other Stock-Based Awards/Incentive Awards. Any cash payments or the fair market value of any Common Stock or other property an employee receives in connection with other stock-based awards, incentive awards, or as unrestricted payments equivalent to dividends on unfunded awards or on restricted stock are includible in income in the year received or made available to the employee without substantial limitations or restrictions. Generally, we will be entitled to deduct the amount the employee includes in income as a business expense in the year of payment. Section 162(m) of the Code places a $1,000,000 annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to “qualified performance-based compensation.” We believe that awards of options, SARs and certain other “performance-based compensation” awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the Plan is approved by shareholders. State tax consequences may in some cases differ from those described above. Awards under the Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Plan Amendment and Termination

     The Board of Directors may alter or amend the Plan from time to time but no change in any award may be made which would impair the rights of the holder without the consent of the holder and the Board of Directors may not, without approval of the shareholders, amend the Plan to (a) increase the maximum number of shares which may be issued on exercise or surrender of Award (except in certain cases of Changes in Control as more fully set forth in the Plan), (b) change the exercise price of an option, (c) change the class of employees eligible to receive awards, (d) extend the maximum period during which awards may be granted under the Plan, (e) materially modify the requirements as to eligibility for participation in the Plan, or (f) decrease any authority granted to the Compensation Committee in contravention of Rule 16b-3 under the Exchange Act. The Plan shall remain in effect until all awards granted have been satisfied or expired.

Transfer and Resale Restrictions

     The awards are not transferrable except in the event of the participant’s death or under a “qualified domestic relations order” as defined under applicable law. Our key employees may not offer or resell shares acquired under the Plan without registration under the Securities Act, or compliance with Rule 144.

Benefits to be Received Under the Amended and Restated Plan

     It is not possible to state the persons who will receive awards under the Amended and Restated Plan in the future, or the amount of stock awards that will be granted thereunder.

     Securities Authorized for Issuance Under Equity Compensation Plans. The following table sets forth certain information with respect to our equity compensation plans as of January 31, 2004:

EQUITY COMPENSATION PLAN INFORMATION

	Number of Securities	Weighted-Average	Number of Securities
	to be Issued Upon	Exercise Price of	Remaining Available
	Exercise of	Outstanding	for Future Issuance
	Outstanding Options,	Options, Warrants	Under Equity
Plan Category	Warrants and Rights	and Rights	Compensation Plans(1)
Equity compensation plans approved by our stockholders(2)	1,394,790	$3.91	158,490
Equity compensation plans not approved by our stockholders	0	0	0

(1)	Excludes securities to be issued upon the exercise of outstanding options, warrants and rights.

(2)	Includes options granted under the 1994 Stock Option Plan, 1994 Non-Employee Director Stock Option Plan, 1998 Stock Awards Plan and 2000 Stock Option Plan, each of which is further described in footnote 16 to our audited financial statements in our 2004 Annual Report.

     Our Board of Directors recommends a vote “FOR” the approval of the amendment and restatement of the 1998 Stock Awards Plan.

PROPOSAL 3
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     Hein & Associates LLP has served as our independent auditors since 1993. In accordance with the recommendation of the Audit Committee, our Board of Directors has selected Hein & Associates LLP as the independent auditors to audit our books, records and accounts for the fiscal year ending January 31, 2005.

     One or more representatives of Hein & Associates LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The representatives of Hein & Associates LLP are expected to be available to respond to appropriate questions.

     Our Board of Directors recommends a vote “FOR” the ratification of the selection of Hein & Associates LLP as our independent auditors for the fiscal year ending January 31, 2005.

FEES AND EXPENSES OF HEIN & ASSOCIATES LLP

     The following table sets forth the amount of audit fees, audit-related fees and tax fees billed or expected to be billed by Hein & Associates LLP, our independent auditor, for the fiscal years ended January 31, 2003 and January 31, 2004, respectively:

	2004	2003
	Amount	Amount
Audit Fees(1)	$110,000	$100,880
Audit-Related Fees(2)	—	—
Tax Fees(3)	55,000	55,606
All Other Fees	—	—

Total Fees	$165,000	$156,486

(1)	Includes the annual consolidated financial statement audit, review of quarterly reports on Form 10-Q and other services associated with the audit.

(2)	During the indicated periods, our independent auditors did not provide us with any information technology services relating to financial information systems design and implementation.

(3)	Includes fees and expenses for services primarily related to tax compliance, tax advice and tax planning for certain acquisitions.

     The Audit Committee has pre-approved all audit services and permitted non-audit services provided by the independent auditors, and the compensation, fees and terms for such services, for the fiscal year ended January 31, 2005. The Committee also has approved a policy that requires Audit Committee pre-approval of the compensation and terms of service for audit services and any permitted non-audit services based on ranges of fees, and any changes in terms, conditions and fees resulting from changes in audit scope or other matters. Any proposed audit or non-audit services exceeding the pre-approved fee ranges require additional pre-approval by the Audit Committee or its Chairman.

ANNUAL REPORT

     Our Annual Report covering the fiscal year ended January 31, 2004, accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report are available upon request.

OTHER MATTERS

     Compliance With Section 16(a) of the Exchange Act. Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our outstanding Common Stock to file initial reports of ownership and changes in ownership of Common Stock with the SEC. Reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of reports we received, we believe that all filings required to be made under Section 16(a) were timely made, except as follows:

•	R. Dean Lewis, a director, failed to make a timely filing of a statement of changes in beneficial ownership with respect to the options granted to him on July 17, 2003, the filing for which was made four days late;

•	R. Chaney & Partners IV L.P., a shareholder who, acting with R. Chaney & Partners III L.P. as a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, is a 10% owner of the Common Stock, failed to make a timely filing of a statement of changes in beneficial ownership with respect to its sale of shares of Common Stock on each of January 8, 2004 (filing was eight days late), January 12, 2004 (filing was six days late) and January 13, 2004 (filing was five days late); and

•	R. Chaney & Partners III L.P., a shareholder who, acting with R. Chaney & Partners IV L.P. as a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, is a 10% owner of the Common Stock, failed to make a timely filing of a statement of changes in beneficial ownership with respect to its sale of shares of Common Stock on each of January 8, 2004 (filing was 16 days late), January 12, 2004 (filing was 14 days late), January 13, 2004 (filing was 13 days late), January 16, 2004 (filing was eight days late), January 20, 2004 (filing was six days late), January 21, 2004 (filing was five days late), January 22, 2004 (filing was two days late) and January 23, 2004 (filing was one day late).

     Other Matters. As of July 26, 2004, the Board of Directors knows of no other business to be presented at the Annual Meeting. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of our Board of Directors.

SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders wishing to submit proposals for consideration by our Board of Directors at our 2005 Annual Meeting of Shareholders should submit them to us in writing (marked “Shareholder Proposal, Attention: Corporate Secretary”) no later than February 10, 2005, so that we may consider the proposal for inclusion in our proxy statement and form of proxy for that meeting.

     A shareholder who wishes to make a proposal at the 2004 Annual Meeting of Shareholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in our proxy materials) must notify us of the proposal by April 28, 2005. If a shareholder fails to timely give notice of a potential proposal, then the persons named as proxies in the proxy cards solicited by our

Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by our management.

By Order of the Board of Directors,

Billy F. Mitcham, Jr.
President and Chief Executive Officer
July 26, 2004

EXHIBIT A

AUDIT COMMITTEE CHARTER
OF
MITCHAM INDUSTRIES, INC.

     The Board of Directors (the “Board”) of Mitcham Industries, Inc. (the “Company”) approves and adopts the following Audit Committee Charter to specify the purpose, composition and responsibilities of the Audit Committee (the “Committee”).

I. PURPOSE

     The function of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to: (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the independent auditor’s qualifications, independence and performance; and (d) the effectiveness of the Company’s system of internal control over annual and interim financial reporting.

II. COMPOSITION

     The Committee shall consist of not less than three members of the Board, all of whom shall be as defined in the applicable rules of the Nasdaq Stock Exchange and the Securities Exchange Commission (the “SEC”). Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, and at least one member of the Committee shall be an “audit committee financial expert”, as defined by applicable SEC rules. Committee members may enhance their familiarity with finance and accounting by participating in educational programs. The members of the Committee and the Chairman shall be selected annually by the Board and shall serve at the pleasure of the Board. The Chairman of the Committee shall be designated by the Board; however, if a Chairman is not designated by the Board or present at a meeting, the Committee may designate a Chairman by majority vote of the Committee members then in office.

III. AUTHORITY AND RESPONSIBILITIES

A.     Oversight Over Financial Reporting

          The Committee shall:

          1.          Prior to the filing of the Company’s Annual Report on Form 10-K, review and discuss with management and the independent auditor the annual audited financial statements, including disclosure under “ Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such report, and the results of the audit.

          2.          Prior to the filing of the Company’s Quarterly Reports on Form 10-Q, review and discuss with management and the independent auditor the interim unaudited quarterly financial statements, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such reports, and the independent auditor’s review of the interim financial statements.

          3.          Prior to the release of quarterly and annual earnings, review and discuss with management and the independent auditor all earnings press releases.

          4.          Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any material issues as to the adequacy of the Company’s systems of internal control and any corrective actions or special procedures adopted in light of material control deficiencies.

          5.          Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

          6.          Based on the review and discussions with management and independent auditor contemplated by this Charter, determine whether to recommend to the Board that the audited annual financial statements be included in the Company’s Annual Report on Form 10-K.

          7.          Prepare for inclusion in the Company’s annual proxy statement the report required by SEC rules.

B.     Oversight of the Independent Auditor

          The Committee shall:

          1.          Be directly responsible for the appointment, oversight and compensation and when necessary, termination of the independent auditor, including resolution of disagreements with management and the independent auditor regarding financial reporting for the purpose of preparing or issuing an audit report or related work.

          2.          At least annually, assess the independence of the independent auditor by requiring that the independent auditor submit to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company (including the disclosures required by Independence Standards Board Standard No. 1), and by actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact their objectivity and independence.

          3.          Obtain and review the reports required to be made by the independent auditor under paragraph (k) of Section 10A of the Securities Exchange Act of 1934, regarding: (a) critical accounting policies and practices; (b) alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and the Company’s management, such as any management letter.

          4.          Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

          5.          Obtain and review at least annually a report by the independent auditor describing the firm’s internal quality-control procedures, any material issues raised within the preceding five years by the most recent internal-quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or other authority relating to any audit conducted by the firm, and any steps taken to deal with any such identified material issues.

          6.           Establish policies and procedures for the pre-approval, as appropriate, of all audit services and all permitted non-audit services to be performed for the Company by the independent auditor, subject only to the de minimis exceptions for permitted non-audit services.

          7.          Meet with the independent auditor in executive session to, among other matters, help evaluate the fullness and accuracy of the Company’s financial accounting and reporting.

C.     Other Responsibilities

          The Committee shall:

          1.          Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company, regarding questionable accounting or auditing matters.

          2.          Review and reassess the adequacy of this Charter at least annually, and make recommendations of any proposed changes to this Charter to the Board for its approval.

          3.          Submit this Charter to the Board for approval, and cause the Company to have the Charter published at least every three years in accordance with the rules of the SEC from time to time in effect.

          4.          Regularly update the Board about Committee activities.

D.     Other Authority

          The Committee shall have the authority to:

          1.          Conduct any investigation with respect to the Company’s operations that is appropriate to fulfilling its responsibilities, and shall have direct access to the independent auditor as well as anyone in the Company.

          2.          Retain and determine funding for such independent legal, accounting and such other advisors as deems necessary or appropriate to fulfill its responsibilities. The Committee is empowered, without further action of the Board of Directors, to cause the Company to pay the compensation of such advisors as the Committee shall so engage.

          3.          Delegate to its Chairman or any of its members the responsibility for any particular matters, or one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

IV. MEETINGS

          1.          The Committee shall meet at least four times annually and may meet more frequently as circumstances dictate; at least two of such annual meetings shall be in executive session (without management present). Meetings of the Committee may be in person, by conference call or by unanimous written consent, in accordance with the Bylaws of the Company. Meetings of the Committee shall be held at such time and place, and upon such notice, as the Chairman of the Committee may from time to time determine. The Committee shall keep such records of its meetings as it deems appropriate.

          2.          The Chairman of the Committee shall develop the agenda for each meeting and in doing so may consult with management, the independent auditor and legal counsel.

          3.          A majority of the members of the Committee shall constitute a quorum. Concurrence of a majority of the quorum (or, if the quorum consists of two members of the Committee, both members present) shall be required to take formal action of the Committee.

          4.          Members of the Committee may conduct informal inquiries without the necessity of formal meetings.

          5.          Except as specifically provided in this Charter, the provisions of the Bylaws of the Company with respect to committees of the Board shall apply to the Committee.

EXHIBIT B

AMENDED AND RESTATED
1998 STOCK AWARDS PLAN
OF MITCHAM INDUSTRIES, INC.

I. PURPOSE

     The purpose of the MITCHAM INDUSTRIES, INC. AMENDED AND RESTATED 1998 STOCK AWARDS PLAN (the “Plan”) is to provide a means through which Mitcham Industries, Inc., a Texas corporation (the “Company”), and its subsidiaries, may attract able persons as Employees, Directors and Consultants of the Company and to provide a means whereby those employees, directors and consultants upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. A further purpose of the Plan is to provide employees with additional incentive and rewards opportunities designed to enhance the profitable growth of the Company. Therefore, the Plan provides for granting ISOs, options which do not constitute ISOs, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

II. DEFINITIONS

     The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

          (a)          “Affiliates” means any Parent corporation of the Company and any “subsidiary” of the Company within the meaning of Code Section 424(e) and (f), respectively.

          (b)          “Award” means, individually or collectively, any Option, Restricted Stock Award, Phantom Stock Award, Performance Award or Stock Appreciation Right.

          (c)          “Award Agreement” means any Option Agreement, Restricted Stock Agreement, Phantom Stock Award Agreement, Performance Award Agreement or Stock Appreciation Rights Agreement.

          (d)           “Board” means the Board of Directors of the Company.

          (e)           “Change of Control” means the occurrence of any of the following events:

          (i)           the Company is not the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company),

          (ii)           the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),

          (iii)           the Company is dissolved and liquidated,

          (iv)           any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, provides or gains ownership or control (including, without limitation, power to vote) or more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or

          (v)           as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election cease to constitute a majority of the Board.

          (f)           “Change of Control Value” means:

          (i)           the per share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction,

          (ii)           the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or if such Change of Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable.

     If the consideration offered to shareholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

          (g)           “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

          (h)           “Committee” means the Compensation Committee of the Board, which shall be (i) constituted so as to permit the Plan to comply with Rule 16b-3 and (ii) constituted solely of “outside directors,” within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder.

          (i)           “Company” means Mitcham Industries, Inc. and any of its Affiliates.

          (j)           “Consultant” means any person engaged by the Company to render consulting services and who is compensated for such services.

          (k)           “Continuous Status as an Employee, Director or Consultant” means, for an Employee, the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary, for a Director or Consultant, the absence of any interruption or termination of service as a Director or Consultant, as the case may be. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of ISOs, such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise under Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its subsidiaries or its successor.

          (l)           “Director” means an individual elected to the Board by the shareholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after that date.

          (m)           “Employee” means any person (including an officer or a Director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code).

          (n)           “1934 Act” means the Securities Exchange Act of 1934, as amended.

          (o)           “Fair Market Value” means, as of any specified date, the mean of the high and low sales prices of the Stock (i) reported by the any interdealer quotation system on which the Stock is quoted on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. If Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in the manner as it deems appropriate.

          (p)           “Holder” means an Employee, Director or Consultant to whom an Award other than an Option has been made under this Plan.

          (q)           “Incentive Stock Option” means an incentive stock option within the meaning of Section 422(b) of the Code.

          (r)           “Non-Employee Director” means a Director who either (i) is not a current Employee of the Company or any Subsidiary; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

          (s)           “Nonqualified Stock Option” means an option granted under Paragraph VII of the Plan to purchase Stock that is not an Incentive Stock Option.

          (t)           “Option” means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

          (u)           “Option Agreement” means a written agreement between the Company and an Optionee with respect to an Option.

          (v)           “Optionee” means a person to whom an Option is granted under this Plan, or if applicable, such other person who holds an outstanding Option under this Plan.

          (w)           “Performance Award” means an Award granted under Paragraph X of the Plan.

          (x)           “Performance Award Agreement” means a written agreement between the Company and a Holder with respect to a Performance Award.

          (y)           “Phantom Stock Award” means an Award granted under Paragraph XI of the Plan.

          (z)           “Phantom Stock Award Agreement” means a written agreement between the Company and a Holder with respect to a Phantom Stock Award.

          (aa)           “Plan” means the Mitcham Industries, Inc. Amended and Restated 1998 Stock Awards Plan, as may be further amended from time to time.

          (bb)           “Restricted Stock Agreement” means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

          (cc)           “Restricted Stock Award” means an Award granted under Paragraph IX of the Plan.

          (dd)           “Rule 16b-3” means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

          (ee)           “Spread” means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

          (ff)           “Stock” means the common stock, $0.01 par value, of the Company.

          (gg)           “Stock Appreciation Right” means an Award granted under Paragraph VIII of the Plan.

          (hh)           “Stock Appreciation Rights Agreement” means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

III. EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective upon the date of its adoption by the Board, provided that the Plan is approved by the shareholders of the Company within 12 months thereafter. No further Awards may be granted under the Plan after the expiration of 10 years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

IV. ADMINISTRATION

          (a)           Committee. The Plan shall be administered by the Committee.

          (b)           Powers. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which Employees, Directors or Consultants shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Performance Award and Phantom Stock Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contributions to the Company’s success and such other factors as the Committee in its discretion shall deem relevant.

          (c)           Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

V. GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
RESTRICTED STOCK AWARDS, PERFORMANCE AWARDS AND
PHANTOM STOCK AWARDS; SHARES SUBJECT TO THE PLAN

          (a)           Stock Grant and Award Limits. The Committee may from time to grant Awards to one or more Employees, Directors or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to Paragraph XII, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 750,000 shares. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

          (b)           Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

VI. ELIGIBILITY

     Incentive Stock Options and Stock Appreciation Rights related thereto may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Non-Employee Directors and Consultants. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, a Phantom Stock Award or any combination thereof.

VII. STOCK OPTIONS

          (a)           Option Period. The term of each Option shall be as specified by the Committee at the date of grant.

          (b)           Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

          (c)           Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Options shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

          (d)           Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option Agreement shall provide that the Option may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Option. Moreover, an Option Agreement may provide for a “cashless exercise” of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs:

          (i)           an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price,

          (ii)           the delivery of the shares of Stock from the Company directly to a brokerage firm, and

         (iii)           the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

     Such Option Agreement may also include, without limitation, provisions relating to:

          (i)           vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control,

          (ii)           tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and

          (iii)           any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine.

     The terms and conditions of the respective Option Agreements need not be identical.

          (e)           Option Price and Payment. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but:

          (i)           such purchase price shall not be less than the Fair Market Value of Stock subject to an Incentive Stock Option on the date immediately preceding the date the Incentive Stock Option is granted, and

          (ii)           such purchase price shall be subject to adjustment as provided in Paragraph XII.

     The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

          (f)           Shareholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder’s name.

          (g)           Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

          (h)           Termination of Employment, Directorship or Consultancy. In the event of termination of an Optionee’s Continuous Status as an Employee, Director or Consultant (unless such termination as a Consultant is for purposes of becoming an Employee), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that an Optionee was entitled to exercise it at the date of such termination. To the extent that an Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

VIII. STOCK APPRECIATION RIGHTS

          (a)           Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Paragraph XII(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

          (b)           Other Terms and Conditions. At the time of such Award, the Committee, may in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights, including, but not limited to rules pertaining to termination of employment (by retirement, disability, death or otherwise) of a Holder prior to the expiration of such Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreement may also include, without limitation, provisions relating to:

          (i)           vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control,

          (ii)           tax matters (including provisions covering applicable wage withholding requirements), and

          (iii)           any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine.

     The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

          (c)           Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price:

          (i)           shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Stock on the date of grant pursuant to Paragraph VII(c)), and

          (ii)           shall be subject to adjustment as provided in Paragraph XII.

          (d)           Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

          (e)           Limitations on Exercise of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

          (f)           Termination of Employment, Directorship or Consultancy. In the event of termination of a Holder’s Continuous Status as an Employee, Director or Consultant (unless such termination as a Consultant is for purposes of becoming an Employee), such Holder may, but only within ninety (90) days (or such other period of time as is determined by the Board, but in no event later than the expiration date of the term of such Award as set forth in the Stock Appreciation Rights Agreement), exercise his Stock Appreciation Rights to the extent that a Holder was entitled to exercise it at the date of such termination. To the extent that a Holder was not entitled to exercise the Stock Appreciation Rights at the date of such termination, or if such Holder does not exercise such Stock Appreciation Rights to the extent so entitled within the time specified herein, the Stock Appreciation Rights shall terminate.

IX. RESTRICTED STOCK AWARDS

          (a)          Forfeiture Restrictions to be Established by the Committee. Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon:

          (i)          the attainment of targets established by the Committee that are based on (1) the price of a share of Stock, (2) the Company’s earnings per share, (3) the Company’s revenue, or (4) the Company’s pre-tax cash flow from operations,

          (ii)          the Holder’s continued employment with the Company for a specified period of time, or

          (iii)          a combination of any two or more of the factors listed in clauses (i) and (ii) of this sentence. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

     The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph IX(b) or Paragraph XII.

          (b)          Other Terms and Conditions. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other shareholder rights, except that:

          (i)          the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions shall have expired,

          (ii)          the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired,

          (iii)          the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions shall have expired, and

          (iv)          a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement, shall cause a forfeiture of the Restricted Stock Award.

     At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to:

          (i)           vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control,

          (ii)           tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under section 83(b) of the Code), and

          (iii)          any other matters not inconsistent with the terms and provisions of this Plan that the Committee in its sole discretion shall determine.

          (c)          Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

          (d)          Agreements. At the time any Award is made under this Paragraph IX, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

          (e)          Termination of Employment, Directorship or Consultancy. In the event of termination of a Holder’s Continuous Status as an Employee, Director or Consultant (unless such termination as a Consultant is for purposes of becoming an Employee), the Company may repurchase or otherwise reacquire any or all of the shares of Restricted Stock held by that Holder that have not vested as of the date of termination, under the terms of the Restricted Stock Agreement between the Company and such Holder.

X. PERFORMANCE AWARDS

          (a)          Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance of the Holder shall be measured.

          (b)           Performance Awards. Each Performance Award shall have a maximum value established by the Committee at the time of such Award.

          (c)           Performance Measures. A Performance Award shall be awarded to an employee contingent upon future performance of the employee, the Company or any subsidiary, division or department thereof by or in which is he employed during the performance period. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

          (d)          Awards Criteria. In determining the value of Performance Awards, the Committee shall take into account an employee’s responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

          (e)          Payment. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. Payment of a Performance Award may be made in cash, Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Stock shall be based on the Fair Market Value of the

Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

          (f)          Termination of Employment, Directorship or Consultancy. In the event of termination of a Holder’s Continuous Status as an Employee, Director or Consultant (unless such termination as a Consultant is for purposes of becoming an Employee), a Performance Award shall terminate, except as may be determined by the Committee or as may otherwise be provided in the Performance Award Agreement at the time granted.

          (g)          Agreements. At the time any Award is made under this Paragraph X, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and, in addition such matters are set forth in Paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

XI. PHANTOM STOCK AWARDS

          (a)          Phantom Stock Awards. Phantom Stock Awards are rights to receive shares of Stock (or cash in an amount equal to the Fair Market Value thereof), or rights to receive an amount equal to any appreciation in the Fair Market Value of Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Phantom Stock Award shall have a maximum value established by the Committee at the time of such Award.

          (b)          Award Period. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

          (c)          Awards Criteria. In determining the value of Phantom Stock Awards, the Committee shall take into account an employee’s responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

          (d)          Payment. Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

          (e)          Termination of Employment, Directorship or Consultancy. In the event of termination of a Holder’s Continuous Status as an Employee, Director or Consultant (unless such termination as a Consultant is for purposes of becoming an Employee), a Phantom Stock Award shall terminate, except as may be determined by the Committee or as may otherwise be provided in the Phantom Stock Award Agreement at the time granted.

          (f)          Agreements. At the time any Award is made under this Paragraph XI, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and, in addition such matters as are set forth in Paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

XII. RECAPITALIZATION OR REORGANIZATION

          (a)          The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

          (b)          If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

          (c)          In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value. Further, in the event of a Change of Control, the Committee, in its discretion may act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder:

          (i)          determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate,

          (ii)          require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares,

          (iii)          make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or

          (iv)          provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of shares of Stock then covered by such Option.

     The provisions contained in this paragraph shall be inapplicable to an Award granted within six (6) months before the occurrence of a Change of Control if the Holder of such Award is subject to the reporting requirements of Section 16(a) of the 1934 Act. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreements with the Company after a Change of Control.

          (d)          If there are changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph XII, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. If there is any change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

          (e)          The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

          (f)          Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required shareholder action.

          (g)          Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

XIII. AMENDMENT AND TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award previously granted may be made that would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder), and provided, further, that the Board may not, without approval of the shareholders, amend the Plan to:

          (a)          increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in Paragraph XII,

          (b)          change the Option price,

          (c)          extend the maximum period during which Awards may be granted under the Plan, or

          (d)          decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

XIV. MISCELLANEOUS

          (a)          No Right to An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee any right to be granted an Award to purchase Stock, a right to a Stock Appreciation Right, a Restricted Stock Award, a Performance Award or a Phantom Stock Award or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement, Performance Award Agreement or Phantom Stock Award Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assure the payment of any Award.

          (b)          No Employment Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment at any time.

          (c)          Other Laws; Withholding. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

          (d)          No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

          (e)          Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the Holder’s lifetime only by such Holder or the Holder’s guardian or legal representative.

          (f)          Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

          (g)          Section 162(m). It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder and, if determined by the Committee, Restricted Stock Awards, shall constitute “performance-based” compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

          (h)          Governing Law. This Plan shall be construed in accordance with the laws of the State of Texas.

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MITCHAM INDUSTRIES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 1, 2004

The proxies appointed on the following page are directed to vote as specified below, and in their discretion, on all other matters coming before the meeting. If no instructions are given, the proxy will vote “FOR” all director nominees listed below and “FOR” the ratification of the selection of independent auditors. This proxy is solicited by the Board of Directors of Mitcham Industries, Inc.
1.	ELECTION OF DIRECTORS — Billy F. Mitcham, Jr., R. Dean Lewis, John F. Schwalbe, Robert P. Capps and Peter H. Blum.
☐ Vote FOR all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)

☐ Vote WITHHELD from all nominees
2.	TO AMEND AND RESTATE THE 1998 STOCK AWARDS PLAN.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.
☐ FOR ☐ AGAINST ☐ ABSTAIN
☐ I plan to attend the meeting.

PLEASE SIGN, DATE AND RETURN THE FOLLOWING PROXY CARD

PROMPTLY, USING THE ENCLOSED ENVELOPE.

MITCHAM INDUSTRIES, INC.
Proxy Solicited On Behalf Of The Board Of Directors
For The Annual Meeting of Shareholders To Be Held September 1, 2004

     The undersigned hereby appoints Billy F. Mitcham, Jr. and Peter H. Blum, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Mitcham Industries, Inc. to be held September 1, 2004, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned is entitled to vote on all matters coming before said meeting.

Dated:	, 2004

Signature

Signature if held jointly

THIS PROXY MUST BE SIGNED EXACTLY AS THE SHAREHOLDER’S NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such. If the shareholder is a corporation, please sign full corporate name by duly authorized officer. If shareholder is a partnership, please sign partnership name by authorized person.